Director Election Results

FHLB Des Moines Releases 2010 Director Election Results

On November 9, 2010, the Board of Directors of FHLB Des Moines certified the results of the 2010 Member and Independent Director Elections. We are pleased to announce the election results for director terms commencing January 1, 2011.

Member Director Election Results

Member director elections were held to fill one seat in the states of Minnesota, Missouri and North Dakota. In Minnesota, incumbent director Michael J. Finley has been re-elected to serve his third term on the Bank’s board. In Missouri, incumbent director Joseph C. Stewart III has been re-elected to serve his second term.

On September 24, 2010, Eric A. Hardmeyer was declared elected by the Bank for a four-year term commencing January 1, 2011. The directorship was filled without an election because only Mr. Hardmeyer accepted his nomination for the one North Dakota directorship. Mr. Hardmeyer was declared elected to the board in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932, as amended, and the related regulations of the Federal Housing Finance Agency.

The results of the member director election are as follows:

Minnesota - 1 elected seat

Number of institutions eligible to vote	375
Number of institutions who voted	125
Total eligible votes per candidate	2,045,934

Total Votes	Michael J. Finley, President	Elected – 4 year term
410,448	Janesville State Bank	01/01/11 – 12/31/14
Janesville, MN

Total Votes	Teresa J. Keegan, SVP and CFO
205,249	Fidelity Bank
Edina, MN

Total Votes	Steven L. Droen, President, CEO and Director
68,027	Flagship Bank Minnesota
Wayzata, MN

Total Votes	Darrell E. Swanson, Director
47,424	Brainerd Savings and Loan Association
Brainerd, MN

Total Votes	Mark W. Reiling, Director
31,878	Franklin National Bank of Minneapolis
Minneapolis, MN

Missouri - 1 elected seat

Number of institutions eligible to vote	329
Number of institutions who voted	120
Total eligible votes per candidate	2,147,515

Total Votes	Joseph C. Stewart III, CEO	Elected – 3 year term
550,870	Bank Star	01/01/11 – 12/31/13
Pacific, MO

Total Votes	Rodney D. Stanley, EVP and CFO
300,084	Scottrade Bank
St. Louis, MO

Independent Director Election Results

District-wide - 3 elected seats, including public interest director

The 2010 independent director election was held to fill three seats in the Bank's five-state district, with one of the directorships designated to be filled as a public interest director. Independent directors Johnny A. Danos, David R. Frauenshuh and Gerald D. Eid have been re-elected to new terms commencing January 1, 2011. Mr. Danos and Mr. Frauenshuh will serve four-year terms, and Mr. Eid will serve a one-year term as a public interest director. Mr. Frauenshuh and Mr. Eid have served as independent directors on the Bank's board since January 2004, and Mr. Danos has served as an independent director on the board since May 2007.

The district-wide independent election results are as follows:

Independent Directors - 2 seats available

Number of institutions eligible to vote	1,214
Number of institutions who voted	402
Total eligible votes per candidate	8,231,294

Total Votes	Johnny A. Danos, Director of Strategic Development	Elected – 4 year term
2,251,352	LWBJ Financial, LLC	01/01/11 – 12/31/14
West Des Moines, IA

Total Votes	David R. Frauenshuh, CEO and Owner	Elected – 4 year term
1,981,646	Frauenshuh, Inc.	01/01/11 – 12/31/14
Bloomington, MN

Total Votes	Pamela J. Moret, SVP, Strategic Development
929,315	Thrivent Financial for Lutherans
Arden Hills, MN

Total Votes	Lorna P. Gleason, Retired
513,815	Minneapolis, MN

Public Interest Director - 1 seat available

Number of institutions eligible to vote	1,214
Number of institutions who voted	402
Total eligible votes per candidate	8,231,294

Total Votes	Gerald D. Eid, CEO	Elected – 1 year term
1,822,911	Eid-Co. Buildings, Inc.	01/01/11 – 12/31/11
Fargo, ND

Total Votes	Donna J. Fairbanks, Independent
548,213	Consultant
Lengby, MN

Total Votes	Lori J. Finnesand, CEO
474,439	Northeast SD Economic Corporation
Sisseton, SD